ANNUAL REPORT
MAY 31, 2000


Mercury
Gold and
Mining
Fund


OF MERCURY ASSET
MANAGEMENT FUNDS, INC.


MERCURY MASTER GOLD AND MINING
PORTFOLIO


BREAKDOWN OF STOCKS BY SECTOR


As a Percentage of Net Assets as of May 31, 2000

A pie chart illustrating the folowing percentages:

Base Metals             0.6%
Cash                    1.5%
Gold                   85.3%
Platinum               10.6%
Silver                  2.0%


GEOGRAPHIC ASSET MIX


As a Percentage of Net Assets as of May 31, 2000

                                              FT Gold     Mercury Gold and
                                           Mines Index++  Mining Portfolio

Australasia                                     8.6%            12.0%
North America                                  62.1             47.1
Latin America                                   3.8              7.7
South Africa                                   24.8             26.3
Africa                                          0.7              5.4
Cash                                            --               1.5
Total                                         100.0%           100.0%

++An unmanaged geographically diversified Index of leading gold mining companies.



May 31, 2000   2   Mercury Gold and Mining Fund



DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to provide you with this annual report to shareholders for Mercury Gold and Mining Fund. For the fiscal year ended May 31, 2000, Mercury Gold and Mining Fund's Class I, Class A, Class B and Class C Shares had total returns of -4.85%, -4.98%, -5.78% and -5.71%, respectively. The Fund's unmanaged benchmark, the Financial Times (FT) Gold Mines Index, had a return of -3.84% over the same period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7--9 of this report to shareholders.) The main reason for the underperformance of the Fund relative to the benchmark FT Gold Mines Index was the Fund's overweighting of South African and Australian gold shares. A major factor contributing to this underperformance was the marked weakness of the South African rand and Australian dollar relative to the US dollar.

Investment Review
Last year we said that the 20-year low in the gold price that had just been reached represented an attractive opportunity to invest in gold assets. Although the price of gold fell further shortly after the launch of the Fund, this low price proved temporary. By October 1999, the market had staged its most dramatic upward move in 18 years, briefly reaching US$338/ounce. Although the price has subsequently slipped back to below US$300/ounce, it looks increasingly certain that the 20-year low of US$252/ounce (reached on August 25, 1999) marked a major turning point and that we are now in the early stages of a gold bull market.

Unfortunately, the shares of gold mining companies are not yet reflecting the better gold price prospects that we foresee. This explains why Fund performance was essentially flat on a total return basis, despite the slightly higher gold price over the year. As we stated in our shareholder report dated May 31, 1999, the main reason to own gold shares was because they tend to go up by several times the underlying move in the gold price. Underlining this relationship, the dramatic move in gold between September 26, 1999 and October 5, 1999 was accompanied by a rise of 42% in the FT Gold Mines Index. Such performance is a reminder of the attraction of owning gold shares in a rising gold price environment.

While we are pleased that we correctly predicted a turnaround in the gold price, we have nevertheless been over-optimistic in terms of our gold price expectations. After the watershed Washington Agreement announcement last year (the implications of which we discussed in depth in our shareholder report dated November 30,
1999), we expected that the gold price would move to a new higher range above US$300/ounce. We still believe that the fundamentals of the gold market support such a higher price level, although some of our assumptions have inevitably been challenged by gold's inability


May 31, 2000   3   Mercury Gold and Mining Fund


to remain above US$300/ounce. The main risk to our positive gold price outlook would be the possibility of significant gold sales by central banks outside the Washington Agreement, which we do not expect. Gold demand remains robust and was at record levels in 1999 and so far this year. The risk in the gold market is therefore on the supply side, not the demand side.

An important trend in the last year has been an increasing focus on the gold derivatives market, particularly after the Ashanti fiasco. The gold derivatives market exploded in size during the 1990's, driven by the growth in hedging activity by mining companies and speculator activity, facilitated by the increased willingness of central banks to lend gold. There is a growing consensus amongst mining companies and investors that the growth in the gold derivatives market has been a growing negative factor on the gold price. We were therefore greatly encouraged when a number of leading companies, led by Placer Dome Inc., made announcements that they intended to curb hedging activity in the future. Such reduced hedging activity will lead to less physical gold reaching the market. If mining companies continue to reduce hedging or even buy-back hedge positions (which has not yet happened in any significant way), the associated reduction in supply of gold must have a tightening effect on the market, all other things being equal.

Another important theme has been the realization by gold mining companies that industry consolidation is required. The main driving force behind this is that market capitalizations of gold companies have fallen so far relative to companies in other sectors that they have dropped off the investment radar of most institutional investors. By way of example, Barrick Gold Corporation, currently the world's largest gold company by value, has a market capitalization of only US$7 billion compared with US$67 billion for Yahoo Inc. Persistently low gold prices in recent years have also led to a dearth of new projects and a lack of profitable growth opportunities. Consolidation could be good for investors as we expect that it will lead to more assets being controlled by the most able management. This is likely to result in improved investment returns over time. It is conceivable, barring a dramatically higher gold price, that there will only be a handful of large gold companies in a few years time. By getting them back on the investment radar screen, these mega-gold companies by value should deserve a better rating. In addition, such concentration of production should allow the gold industry to have more pricing power in future.

Heralding this brave new world of mega-producers, Franco-Nevada Mining Corporation Ltd. has just announced that it has agreed to merge with South African producer Gold Fields Limited. If the merger is approved by shareholders, the new company will be capable of producing 4.4 million ounces, and will have reserves of 75 million ounces and a balance sheet with net cash of US$700 million. It will also have a more respectable market capitalization of US$4 billion. Gold Fields will become the Portfolio's largest holding as a result of the transaction. We can expect that the Fund will become even more concentrated in the year ahead as other transactions are announced.


May 31, 2000   4   Mercury Gold and Mining Fund


We expect that the Australian gold companies look like particularly attractive take-over targets at present. The lack of interest in gold shares from Australian institutions has led to the Australian gold index reaching an all-time low in recent weeks. This is despite the quite respectable Australian dollar gold price resulting from the weakness of the currency against the US dollar. Lihir Gold Limited is the most undervalued share in our view but Newcrest Mining, Delta Gold NL and Normandy Mining Limited are likely to be on overseas companies' shopping lists. We have been adding to our holdings in Australia, particularly in Lihir.

The acquisition of South African assets by Franco-Nevada Mining (via the proposed merger with Gold Fields Ltd.) is also encouraging for the Fund since it highlights the relative value on offer in that country relative to North America. We have overweighted South African gold shares since launching the Fund, largely on value grounds, and we expect this stance to prove rewarding looking ahead.

There is a growing consensus in the industry that more needs to be done by companies to market their product. Marketing efforts are likely to accelerate in the coming year, possibly at the expense of gold exploration budgets. This should be a good thing since exploration is essentially a value destroying exercise at the current gold price on an aggregate basis for the industry. Further consolidation will provide increased financial strength and a greater ability to focus resources on marketing efforts.

Our positive view on the prospects for platinum group metals prices and the platinum shares was vindicated with both palladium and platinum reaching multi-year highs early this year. The 10%--15% weighting that we have been running in platinum shares has been a major positive factor for the Fund. We continue to like the prospects for platinum shares. Current share prices suggest lower platinum group metals prices in the future, which we do not expect. If it was not for the fact that gold shares seem to be offering such attractive risk/reward potential given our modestly optimistic outlook for the gold price, we would undoubtedly have a more substantial part of the Portfolio allocated to platinum shares.

We have been wrong so far on our forecast that base metal prices would enjoy further strength in 2000. Despite falling inventories on the London Metal Exchange, which is indicative of tightening markets, and generally healthy global economic growth, metal prices fell sharply in the first few months of the year. The fall in prices has been attributed to long liquidation of metals by funds including such high profile investors as Soros and Robertson, prompted in part by losses in the recent stock market shake-out and in part by the view that industrial production growth may have peaked for the cycle. Our view is that current metal prices and mining shares are already discounting a hard landing in the US economy and unless there is a significant slowing soon, metal prices and mining shares will enjoy a strong end to the year.


May 31, 2000   5   Mercury Gold and Mining Fund


The prospects for precious and base metals alike will be strongly influenced by the US dollar. Any significant weakening, which has been flagged as a real possibility given the United States' record and possibly unsustainable trade deficit, would probably provide a large boost to US dollar denominated metal prices. The general increase in inflationary pressures, in part a result of higher energy prices, may also be seen as a positive for metal prices. Higher electricity prices in parts of the United States have already led to the announcement of significant aluminium production closures, which if sustained must feed through to higher aluminium prices in time. Phelps Dodge has also just announced that higher fuel costs have contributed to the closure of some of its copper production facilities, suggesting that higher energy prices will also put upward pressure on the copper price.

Finally, as the world's metal consumers have moved more and more to just-in-time inventory management systems, the level of metal stocks in the supply chain has been drastically reduced. There is arguably more scope for a supply side shock to metal prices than ever before. Despite increasing political instability in important resource producing countries like Indonesia, the risk of supply disruptions is not being priced in to commodities.

In Conclusion
We thank you for your investment in Mercury Gold and Mining Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Jeffrey Peek)
Jeffrey Peek
President




(Trevor Steel)
Trevor Steel
Portfolio Manager

July 13, 2000



May 31, 2000   6   Mercury Gold and Mining Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


RECENT PERFORMANCE RESULTS*

                                6 Month        12 Month   Since Inception
As of May 31, 2000            Total Return   Total Return   Total Return

Class I                          -17.94%         -4.85%       -3.99%
Class A                          -17.99          -4.98        -4.22
Class B                          -18.36          -5.78        -5.21
Class C                          -18.30          -5.71        -5.14

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 2/26/99.


May 31, 2000   7   Mercury Gold and Mining Fund


FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting total return based on a $10,000 investment of Mercury Gold and Mining Fund Class I & Class A Shares. Beginning and ending values are:
                                      2/26/99**        5/00

Mercury Gold & Mining Fund++--
Class I Shares*                       $ 9,475          $ 9,097

Mercury Gold & Mining Fund++--
Class A Shares*                       $ 9,475          $ 9,075

FTSE Gold Mines Index++++             $10,000          $ 9,189


A line graph depicting total return based on a $10,000 investment of Mercury Gold and Mining Fund Class B & Class C Shares. Beginning and ending values are:
                                      2/26/99**        5/00

Mercury Gold & Mining Fund++--
Class B Shares*                       $10,000          $ 9,126

Mercury Gold & Mining Fund++--
Class C Shares*                       $10,000          $ 9,486

FTSE Gold Mines Index++++             $10,000          $ 9,189


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++The Fund invests all of its assets in Mercury Master Gold and Mining Portfolio of Mercury Asset Management Master Trust. The Portfolio invests primarily in stocks of gold and mining companies, and to a lesser extent of companies engaged in other mining activities located throughout the world.
++++This unmanaged Index reflects the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

    Past performance is not indicative of future results.



May 31, 2000   8   Mercury Gold and Mining Fund



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge          Charge**

Year Ended 3/31/00                         +5.43%         -0.11%
Inception (2/26/99)
through 3/31/00                            +4.48%         -0.56%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC            CDSC**

Year Ended 3/31/00                         +4.44%         +0.53%
Inception (2/26/99)
through 3/31/00                            +3.50%         -0.06%

 *Maximum contingent deferred sales charge
  is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge          Charge**

Year Ended 3/31/00                         +5.29%         -0.24%
Inception (2/26/99)
through 3/31/00                            +4.26%         -0.77%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC            CDSC**

Year Ended 3/31/00                         +4.41%         +3.44%
Inception (2/26/99)
through 3/31/00                            +3.47%         +2.58%

 *Maximum contingent deferred sales charge
  is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



May 31, 2000   9   Mercury Gold and Mining Fund


STATEMENT OF ASSETS AND
LIABILITIES
As of May 31, 2000
MERCURY GOLD AND MINING FUND
Assets:
Investment in Mercury Master Gold and Mining Portfolio, at
 value (identified cost--$11,659,501)                                                        $ 10,197,744
Prepaid registration fees and other assets                                                         72,536
                                                                                             ------------
Total assets                                                                                   10,270,280
                                                                                             ------------

Liabilities:
Payable to distributor                                                      $      7,724
Payable to administrator                                                           1,889            9,613
                                                                            ------------
Accrued expenses                                                                                   13,556
                                                                                             ------------
Total liabilities                                                                                  23,169
                                                                                             ------------

Net Assets:
Net assets                                                                                   $ 10,247,111
                                                                                             ============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized                                                              $         13
Class A Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized                                                                        10
Class B Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized                                                                        40
Class C Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized                                                                        52
Paid-in capital in excess of par                                                               11,364,006
Undistributed realized capital gains on investments and
  foreign currency transactions from the Portfolio--net                                           344,747
Unrealized depreciation on investments and foreign
  currency transactions from the Portfolio--net                                                (1,461,757)
                                                                                             ------------
Net assets                                                                                   $ 10,247,111
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $1,169,127 and 130,444
  shares outstanding                                                                         $       8.96
                                                                                             ============
Class A--Based on net assets of $888,782 and 99,241
  shares outstanding                                                                         $       8.96
                                                                                             ============
Class B--Based on net assets of $3,544,290 and 397,271
  shares outstanding                                                                         $       8.92
                                                                                             ============
Class C--Based on net assets of $4,644,912 and 520,988
  shares outstanding                                                                         $       8.92
                                                                                             ============


See Notes to Financial Statements.


May 31, 2000   10   Mercury Gold and Mining Fund

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2000
MERCURY GOLD AND MINING FUND
Investment Income:
Investment income allocated from the Portfolio (net of $6,406
  foreign withholding tax)                                                                   $    506,402
Expenses allocated from the Portfolio                                                            (140,117)
                                                                                             ------------
Net investment income from the Portfolio                                                          366,285
                                                                                             ------------

Expenses:
Registration fees                                                           $    111,279
Offering costs                                                                    82,613
Printing and shareholder reports                                                  64,191
Account maintenance and distribution fees--Class C                                51,648
Account maintenance and distribution fees--Class B                                46,688
Professional fees                                                                 43,508
Administration fee                                                                39,449
Transfer agent fees--Class C                                                       5,716
Transfer agent fees--Class B                                                       5,029
Account maintenance fees--Class A                                                  3,735
Transfer agent fees--Class I                                                       3,401
Accounting services                                                                2,400
Transfer agent fees--Class A                                                       1,240
Other                                                                                512
                                                                            ------------
Total expenses before reimbursement                                              461,409
Reimbursement of expenses                                                        (53,634)
                                                                            ------------
Total expenses                                                                                    407,775
                                                                                             ------------
Investment loss--net                                                                              (41,490)
                                                                                             ------------

Realized & Unrealized Gain (Loss) from the
Portfolio--Net:
Realized gain (loss) from the Portfolio on:
 Investments--net                                                                881,460
 Foreign currency transactions--net                                              (28,834)         852,626
                                                                            ------------
Change in unrealized depreciation on investments and
foreign currency transactions from the Portfolio--net                                            (829,547)
                                                                                             ------------
Net Decrease in Net Assets Resulting from Operations                                         $    (18,411)
                                                                                             ============

See Notes to Financial Statements.


May 31, 2000   11   Mercury Gold and Mining Fund


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GOLD AND MINING FUND
                                                                                For the       For the Period
                                                                              Year Ended    February 26, 1999++
                                                                                May 31,         to May 31,
Increase (Decrease) in Net Assets:                                               2000             1999
Operations:
Investment loss--net                                                        $    (41,490)    $    (17,785)
Realized gain on investments and foreign currency
  transactions from the Portfolio--net                                           852,626          570,962
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions
  from the Portfolio--net                                                       (829,547)        (632,210)
                                                                            -----------------------------

Net decrease in net assets resulting from operations                             (18,411)         (79,033)
                                                                            -----------------------------

Dividends & Distributions to Shareholders:
In excess of investment income--net:
 Class I                                                                         (64,923)              --
 Class A                                                                         (12,319)              --
 Class B                                                                         (10,259)              --
 Class C                                                                         (15,343)              --
Realized gain on investments from the Portfolio--net:
 Class I                                                                        (352,982)              --
 Class A                                                                         (86,364)              --
 Class B                                                                        (279,027)              --
 Class C                                                                        (314,743)              --
                                                                            -----------------------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders                                               (1,135,960)              --
                                                                            -----------------------------


Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
  share transactions                                                          (4,665,418)      16,045,933
                                                                            -----------------------------
Net Assets:
Total increase (decrease) in net assets                                       (5,819,789)      15,966,900
Beginning of period                                                           16,066,900          100,000
                                                                            -----------------------------
End of period*                                                              $ 10,247,111     $ 16,066,900
                                                                            =============================

*Undistributed investment income--net                                       $         --     $     18,652
                                                                            =============================
++Commencement of operations.

See Notes to Financial Statements.


May 31, 2000   12   Mercury Gold and Mining Fund



FINANCIAL HIGHLIGHTS
MERCURY GOLD AND MINING FUND

The following per share data and ratios have been derived from information provided in the financial statements.
                                                            Class I                      Class A

                                                                    For the                      For the
                                                     For the         Period         For the       Period
                                                       Year         Feb. 26,          Year       Feb. 26,
                                                      Ended          1999++          Ended        1999++
                                                     May 31,       to May 31,        May 31,    to May 31,
Increase (Decrease) in Net Asset Value:             2000++++++        1999         2000++++++      1999
Per Share Operating Performance:
Net asset value, beginning of period                $  10.09       $  10.00       $  10.08       $  10.00
                                                    -----------------------------------------------------
Investment income (loss)--net                           (.02)            --+++++       .05             --+++++
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net                  (.35)           .09           (.44)           .08
                                                    -----------------------------------------------------
Total from investment operations                        (.37)           .09           (.39)           .08
                                                    -----------------------------------------------------
Less dividends and distributions:
  In excess of investment income--net                   (.12)            --           (.09)            --
  Realized gain on investments from the
    Portfolio--net                                      (.64)            --           (.64)            --
                                                    -----------------------------------------------------
Total dividends and distributions                       (.76)            --           (.73)            --
                                                    -----------------------------------------------------
Net asset value, end of period                      $   8.96       $  10.09       $   8.96       $  10.08
                                                    =====================================================

Total Investment Return:**
Based on net asset value per share                    (4.85%)          .90%+++      (4.98%)          .80%+++
                                                    =====================================================

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                     2.65%          3.32%*         3.04%          3.62%*
                                                    =====================================================
Expenses++++                                           4.03%          3.66%*         4.51%          3.95%*
                                                    =====================================================
Investment income--net                                 (.20%)          .08%*          .47%         (.06%)*
                                                    =====================================================

Supplemental Data:
Net assets, end of period (in thousands)            $  1,169       $  5,263       $    889       $  1,676
                                                    =====================================================


     *Annualized.
    **Total investment returns exclude the effects of sales charges.
    ++Commencement of operations.
  ++++Includes the Fund's share of the Portfolio's allocated expenses.
++++++Based on average shares outstanding.
   +++Aggregate total investment return.
 +++++Amount is less than $.01 per share.

      See Notes to Financial Statements.



May 31, 2000   13   Mercury Gold and Mining Fund




FINANCIAL HIGHLIGHTS (CONCLUDED)
MERCURY GOLD AND MINING FUND

The following per share data and ratios have been derived from information provided in the financial statements.
                                                             Class B                       Class C
                                                                    For the                        For the
                                                      For the       Period         For the         Period
                                                        Year        Feb. 26,         Year         Feb. 26,
                                                       Ended         1999++          Ended         1999++
                                                      May 31,      to May 31,       May 31,      to May 31,
Increase (Decrease) in Net Asset Value:             2000++++++        1999        2000++++++        1999
Per Share Operating Performance:
Net asset value, beginning of period                $  10.06       $  10.00       $  10.06       $  10.00
                                                    -----------------------------------------------------
Investment loss--net                                    (.05)          (.02)          (.04)          (.02)
Realized and unrealized gain (loss) on
  investments and foreign currency transactions
  from the Portfolio--net                               (.43)           .08           (.43)           .08
                                                    -----------------------------------------------------
Total from investment operations                        (.48)           .06           (.47)           .06
                                                    -----------------------------------------------------
Less dividends and distributions:
 In excess of investment income--net                    (.02)            --           (.03)            --
 Realized gain on investments from the
   Portfolio--net                                       (.64)            --           (.64)            --
                                                    -----------------------------------------------------
Total dividends and distributions                       (.66)            --           (.67)            --
                                                    -----------------------------------------------------
Net asset value, end of period                      $   8.92       $  10.06       $   8.92       $  10.06
                                                    =====================================================

Total Investment Return:**
Based on net asset value per share                    (5.78%)         .60%+++       (5.71%)          .60%+++
                                                    =====================================================

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                     3.85%         4.33%*          3.88%          4.31%*
                                                    =====================================================
Expenses++++                                           5.34%         4.67%*          5.40%          4.65%*
                                                    =====================================================
Investment loss--net                                   (.44%)        (.87%)*         (.37%)         (.90%)*
                                                    =====================================================

Supplemental Data:
Net assets, end of period (in thousands)            $  3,544       $  4,643       $  4,645       $  4,485
                                                    =====================================================

     *Annualized.
    **Total investment returns exclude the effects of sales charges.
    ++Commencement of operations.
  ++++Includes the Fund's share of the Portfolio's allocated expenses.
++++++Based on average shares outstanding.
   +++Aggregate total investment return.

      See Notes to Financial Statements.



May 31, 2000   14   Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS

Mercury Gold and Mining Fund

1  Significant Accounting Policies:
Mercury Gold and Mining Fund (the "Fund") is part of Mercury Asset Management Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Gold and Mining Portfolio (the "Portfolio") of Mercury Asset Management Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.


May 31, 2000   15   Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $34,620 have been reclassified between undistributed net realized capital gains and accumulated net investment loss and $91,062 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2  Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the year ended May 31, 2000, FAM earned fees of $39,449, all of which was voluntarily waived. FAM also reimbursed the Fund for additional expenses of $14,185.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with Mercury Funds Distributor ("MFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and


May 31, 2000   16   Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:
                                Account
                            Maintenance Fee     Distribution Fee

Class A                           .25%               --
Class B                           .25%              .75%
Class C                           .25%              .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 2000, MFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                       MFD         MLPF&S

Class A                               $2,369       $35,311

For the year ended May 31, 2000, MLPF&S received contingent deferred sales charges of $68,312 and $9,536 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, Mercury International, FAM, PSI, PFD, FDS, and/or ML & Co.

3  Investments:
Increases and decreases in the Fund's investment in the Portfolio for the year ended May 31, 2000 were $4,613,714 and $10,811,199, respectively.

4  Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(4,665,418) and $16,045,933 for the year ended May 31, 2000 and for the period February 26, 1999 to May 31, 1999, respectively.


May 31, 2000   17   Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Transactions in capital shares for each class were as follows:

Class I Shares for the Year
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                  181,828        $  1,926,570
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                                3,767              40,008
                                          ------------------------------
Total issued                                 185,595           1,966,578
Shares redeemed                             (576,822)         (5,914,476)
                                          ------------------------------
Net decrease                                (391,227)      $  (3,947,898)
                                          ==============================


Class I Shares for the Period
February 26, 1999++ to May 31, 1999            Shares      Dollar Amount

Shares sold                                  608,076        $  6,180,596
Shares redeemed                              (88,905)           (966,174)
                                          ------------------------------
Net increase                                 519,171        $  5,214,422
                                          ==============================

++Prior to February 26, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

Class A Shares for the Year
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                   89,465         $   961,494
Shares issued to shareholders in
reinvestment of dividends and distributions    7,337              77,914
                                          ------------------------------
Total issued                                  96,802           1,039,408
Shares redeemed                             (163,812)         (1,801,356)
                                          ------------------------------
Net decrease                                 (67,010)       $   (761,948)
                                          ==============================


Class A Shares for the Period
February 26, 1999++ to May 31, 1999            Shares      Dollar Amount

Shares sold                                  180,792        $  1,829,006
Shares redeemed                              (17,041)           (186,405)
                                          ------------------------------
Net increase                                 163,751        $  1,642,601
                                          ==============================

++Prior to February 26, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

Class B Shares for the Year
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                  157,114        $  1,845,558
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 22,812             242,260
                                          ------------------------------
Total issued                                 179,926           2,087,818
Shares redeemed                             (244,062)         (2,865,749)
                                          ------------------------------
Net decrease                                 (64,136)       $   (777,931)
                                          ==============================


May 31, 2000   18   Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Class B Shares for the Period
February 26, 1999++ to May 31, 1999            Shares      Dollar Amount

Shares sold                                  485,372        $  4,924,796
Shares redeemed                              (26,465)           (270,294)
                                          ------------------------------
Net increase                                 458,907        $  4,654,502
                                          ==============================


++Prior to February 26, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.

Class C Shares for the Year
Ended May 31, 2000                             Shares      Dollar Amount

Shares sold                                  244,954        $  2,682,357
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 23,383             248,097
                                          ------------------------------
Total issued                                 268,337           2,930,454
Shares redeemed                             (193,132)         (2,108,095)
                                          ------------------------------
Net increase                                  75,205        $    822,359
                                          ==============================

Class C Shares for the Period
February 26, 1999++ to May 31, 1999            Shares      Dollar Amount

Shares sold                                  488,313        $  5,028,088
Shares redeemed                              (45,030)           (493,680)
                                          ------------------------------
Net increase                                 443,283        $  4,534,408
                                          ==============================

++Prior to February 26, 1999 (commencement of operations), the Fund issued 2,500 shares to Mercury International for $25,000.


May 31, 2000   19   Mercury Gold and Mining Fund



INDEPENDENT AUDITOR'S REPORT


Mercury Gold and Mining FUND

The Board of Directors and Shareholders,
Mercury Gold and Mining Fund (One of the Series constituting
Mercury Asset Management Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Gold and Mining Fund as of May 31, 2000, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period February 26, 1999 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Gold and Mining Fund as of May 31, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the year then ended and for the period February 26, 1999 (commencement of operations) to May 31, 1999 in accordance with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 17, 2000


May 31, 2000   20   Mercury Gold and Mining Fund



SCHEDULE OF INVESTMENTS

Mercury Master Gold and Mining Portfolio
                                                                             In US Dollars
                  Shares                                                               Percent of
Industry           Held                Investments                       Value         Net Assets
Africa

Mali

Gold Mines       157,000    ++Randgold Resources Limited (GDR)**      $    549,500            5.4%

                              Total Investments in Mali                    549,500            5.4

South Africa

Gold Mines         7,000      AngloGold Limited                            279,397            2.7
                   7,000      AngloGold Limited                            265,568            2.6
                 377,200    ++Avgold Limited                               165,177            1.6
                   8,522    ++Durban Roodepoort Deep Limited                 8,442            0.1
                 167,000      Gold Fields Limited                          604,221            6.0
                 108,000      Harmony Gold Mining Company Limited          527,207            5.2
                 187,800      Western Areas Limited                        399,058            3.9
                                                                      ----------------------------
                                                                         2,249,070           22.1

Metals/           12,000      Impala Platinum Holdings Limited             401,436            3.9
Non-Ferrous       14,400    ++Kroondal Platinum Mines Limited               27,808            0.3
                                                                      ----------------------------
                                                                           429,244            4.2

                              Total Investments in South Africa          2,678,314           26.3

                              Total Investments in Africa
                              (Cost--$3,523,763)                         3,227,814           31.7

Latin America

Mexico

Gold Mines        96,400      Industrias Penoles SA                        212,927            2.1

                              Total Investments in Mexico                  212,927            2.1

Peru

Gold Mines        38,000      Compania de Minas Buenaventura SA (ADR)*     572,375            5.6

                              Total Investments in Peru                    572,375            5.6

                              Total Investments in Latin America
                              (Cost--$802,397)                             785,302            7.7


May 31, 2000   21   Mercury Gold and Mining Fund



SCHEDULE OF INVESTMENTS (CONTINUED)

Mercury Master Gold and Mining Portfolio
                                                                            In US Dollars
                  Shares                                                               Percent of
Industry           Held                Investments                       Value         Net Assets
NORTH AMERICA

Canada

Gold Mines        45,000      Agnico-Eagle Mines Limited              $    237,364            2.3%
                 100,000      Eldorado                                      44,068            0.4
                  68,000    ++Goldcorp Inc. 'A'                            444,949            4.4
                 221,100    ++IAMGOLD, International African
                              Mining Gold Corporation                      400,067            3.9
                 248,000    ++Kinross Gold Corporation                     240,101            2.3
                  60,000    ++Meridian Gold Inc.                           336,516            3.3
                  60,000      Placer Dome Inc.                             495,000            4.9
                 115,700    ++Rio Narcea Gold Mines Ltd.                    89,612            0.9
                                                                      ----------------------------
                                                                         2,287,677           22.4

Metals/           39,500      Franco-Nevada Mining Corporation Ltd.        478,684            4.7
Non-Ferrous

Miscellaneous     74,300    ++Asia Pacific Resources Ltd.                   63,004            0.6
Materials &
Commodities
                              Total Investments in Canada                2,829,365           27.7

United States

Gold Mines       120,000    ++Battle Mountain Gold Company                 232,500            2.3
                  90,000      Homestake Mining Company                     607,500            6.0
                  26,000      Newmont Mining Corporation                   599,625            5.9
                  63,000    ++Royal Gold, Inc.                             161,438            1.6
                                                                      ----------------------------
                                                                         1,601,063           15.8

Miscellaneous     13,250    ++Stillwater Mining Company                    371,828            3.6
Materials &
Commodities
                              Total Investments in the United States     1,972,891           19.4

                              Total Investments in North America
                              (Cost--$5,512,148)                         4,802,256           47.1


May 31, 2000   22   Mercury Gold and Mining Fund



SCHEDULE OF INVESTMENTS (CONCLUDED)

Mercury Master Gold and Mining Portfolio
                                                                             In US Dollars
                  Shares                                                               Percent of
Industry           Held                Investments                       Value         Net Assets
PACIFIC BASIN/ASIA

Australia

Gold Mines       207,200      Delta Gold NL                           $    169,037            1.6%
                 286,410      Goldsfields Limited                          174,835            1.7
                  39,000      Sons of Gwalia Limited                       107,910            1.1
                                                                      ----------------------------
                                                                           451,782            4.4

Metals/          140,000    ++Aquarius Platinum Limited                    267,565            2.6
Non-Ferrous
                              Total Investments in Australia               719,347            7.0

Papua New Guinea

Gold Mines     1,558,000    ++Lihir Gold Limited                           506,638            5.0

                              Total Investments in Papua New Guinea        506,638            5.0

                              Total Investments in the Pacific Basin/Asia
                              (Cost--$1,663,687)                         1,225,985           12.0

                   Face
                  Amount               Short-Term Securities

Commer-       US$186,000      General Motors Acceptance Corp.,
cial                          6.81% due 6/01/2000                          186,000            1.8
Paper***

                              Total Investments in Short-Term Securities
                              (Cost--$186,000)                             186,000            1.8


                              Total Investments (Cost--$11,687,995)     10,227,357          100.3

                              Liabilities in Excess of Other Assets        (29,514)          (0.3)
                                                                      ----------------------------
                              Net Assets                              $ 10,197,843          100.0%
                                                                      ============================

  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
 ++Non-income producing security.

   See Notes to Financial Statements.



May 31, 2000   23   Mercury Gold and Mining Fund

STATEMENT OF ASSETS AND
LIABILITIES
As of May 31, 2000
MERCURY MASTER GOLD AND MINING PORTFOLIO
Assets:
Investments, at value (identified cost--$11,687,995)                                         $ 10,227,357
Receivables:
 Securities sold                                                            $     76,536
 Investment adviser                                                               62,580
 Contributions                                                                    48,803          187,919
                                                                            -----------------------------
Total assets                                                                                   10,415,276
                                                                                             ------------
Liabilities:
Payables:
 Securities purchased                                                             66,675
 Custodian bank                                                                   54,403
 Withdrawals                                                                      12,159          133,237
                                                                            ------------
Accrued expenses                                                                                   84,196
                                                                                             ------------
Total liabilities                                                                                 217,433
                                                                                             ------------
Net Assets:
Net assets                                                                                   $ 10,197,843
                                                                                             ============
Net Assets Consist of:
Partners' capital                                                                            $ 11,659,614
Unrealized depreciation on investments and foreign currency
  transactions--net                                                                            (1,461,771)
                                                                                             ------------
Net assets                                                                                   $ 10,197,843
                                                                                             ============


See Notes to Financial Statements.



May 31, 2000   24   Mercury Gold and Mining Fund



STATEMENT OF OPERATIONS
For the Year Ended May 31, 2000
MERCURY MASTER GOLD AND MINING PORTFOLIO
Investment Income:
Dividends (net of $6,406 foreign withholding tax)                                            $    489,233
Interest and discount earned                                                                       17,173
                                                                                             ------------
Total income                                                                                      506,406
                                                                                             ------------
Expenses:
Investment advisory fees                                                   $     118,524
Accounting services                                                               71,037
Professional fees                                                                 63,041
Custodian fees                                                                    31,060
Trustees' fees and expenses                                                       26,271
Offering costs                                                                     8,449
Pricing fees                                                                         657
Other                                                                                802
                                                                            ------------
Total expenses before reimbursement                                              319,841
Reimbursement of expenses                                                       (179,724)
                                                                            ------------
Total expenses                                                                                    140,117
                                                                                             ------------
Investment income--net                                                                            366,289
                                                                                             ------------
Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized gain (loss) from:
 Investments--net                                                                881,466
 Foreign currency transactions--net                                              (28,835)         852,631
                                                                            ------------
Change in unrealized appreciation/depreciation on:
 Investments--net                                                               (827,908)
 Foreign currency transactions--net                                               (1,650)        (829,558)
                                                                            ------------     ------------
Net Increase in Net Assets Resulting from Operations                                         $    389,362
                                                                                             ============

See Notes to Financial Statements.



May 31, 2000   25   Mercury Gold and Mining Fund



STATEMENTS OF CHANGES
IN NET ASSETS
MERCURY MASTER GOLD AND MINING PORTFOLIO

                                                                           For the          For the Period
                                                                          Year Ended     February 26, 1999++
                                                                           May 31,            to May 31,
Increase (Decrease)in Net Assets:                                            2000                1999
Operations:
Investment income--net                                                     $     366,289     $     67,322
Realized gain on investments and foreign currency
 transactions--net                                                               852,631          570,965
Change in unrealized appreciation/depreciation
 on investments and foreign currency transactions--net                          (829,558)        (632,213)
                                                                           ------------------------------
Net increase in net assets resulting from operations                             389,362            6,074
                                                                           ------------------------------

Net Capital Contributions:
Increase (decrease) in net assets derived from net capital
 contributions                                                                (6,197,486)      15,899,793
                                                                           ------------------------------

Net Assets:
Total increase (decrease) in net assets                                       (5,808,124)      15,905,867
Beginning of period                                                           16,005,967          100,100
                                                                           ------------------------------
End of period                                                              $  10,197,843     $ 16,005,967
                                                                           ==============================

++Commencement of operations.


See Notes to Financial Statements.


May 31, 2000   26   Mercury Gold and Mining Fund


FINANCIAL HIGHLIGHTS

MERCURY MASTER GOLD AND MINING PORTFOLIO
The following ratios have been derived from information provided in the financial statements.
                                                                      For the          For the Period
                                                                    Year Ended       February 26, 1999++
                                                                      May 31,              to May 31,
                                                                       2000                   1999
Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .88%                    1.70%*
                                                                  =====================================
Expenses                                                                 2.02%                    2.00%*
                                                                  =====================================
Investment income--net                                                   2.31%                    1.76%*
                                                                  =====================================

Supplemental Data:
Net assets, end of period (in thousands)                          $     10,198              $    16,006
                                                                  =====================================
Portfolio turnover                                                      94.84%                   32.95%
                                                                  =====================================

 *Annualized.
++Commencement of operations.


  See Notes to Financial Statements.


May 31, 2000   27   Mercury Gold and Mining Fund



NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER GOLD AND MINING PORTFOLIO


1  Significant Accounting Policies:
Mercury Master Gold and Mining Portfolio (the "Portfolio") is part of Mercury Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


May 31, 2000   28   Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

* Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates.


May 31, 2000   29   Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Custodian bank--The Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from a failed trade that settled the next day.

2  Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Asset Management International Ltd. ("Mercury International"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury International is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .75% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury International actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement. For the year ended May 31, 2000, Mercury International earned fees of $118,524, all of which was voluntarily waived. Mercury International also reimbursed the Fund for additional expenses of $61,200.

Accounting services are provided to the Portfolio by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Asset Management Funds, Inc., Mercury
International, FAM, PSI, and/or ML & Co.


May 31, 2000   30   Mercury Gold and Mining Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

3  Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2000 were $14,370,346 and $19,235,271, respectively.

Net realized gains (losses) for the year ended May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

                                             Realized         Unrealized
                                          Gains (Losses)        Losses

Long-term investments                      $ 881,466        $(1,460,638)
Foreign currency transactions                (28,835)            (1,133)
                                           ----------------------------
Total                                      $ 852,631        $(1,461,771)
                                           ============================

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,658,098, of which $562,666 related to appreciated securities and $2,220,764 related to depreciated securities. At May 31, 2000, the aggregate cost of investments for Federal income tax purposes was $11,885,455.

4  Commitments:
At May 31, 2000, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $3,100 and $1,700, respectively.


May 31, 2000   31   Mercury Gold and Mining Fund


INDEPENDENT AUDITORS' REPORT


MERCURY MASTER GOLD AND MINING PORTFOLIO

The Board of Trustees and Shareholders,
Mercury Master Gold and Mining Portfolio (One of the Series constituting Mercury Asset Management Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Gold and Mining Portfolio, including the schedule of investments, as of May 31, 2000, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period February 26, 1999 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Master Gold and Mining Portfolio as of May 31, 2000, the results of its operations for the year then ended and the changes in its net assets, and the financial highlights for the year then ended and for the period February 26, 1999 (commencement of operations) to May 31, 1999 in accordance with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
July 17, 2000


May 31, 2000   32   Mercury Gold and Mining Fund



PORTFOLIO INFORMATION

WORLDWIDE INVESTMENTS AS OF May 31, 2000 (unaudited)

                                        Percent of
Ten Largest Holdings                    Net Assets

Homestake Mining Company                    6.0%

Gold Fields Limited                         6.0

Newmont Mining Corporation                  5.9

Compania de Minas
Buenaventura SA (ADR)                       5.6

Randgold Resources
Limited (GDR)                               5.4

AngloGold Limited*                          5.3

Harmony Gold Mining Company
Limited                                     5.2

Lihir Gold Limited                          5.0

Placer Dome Inc.                            4.9

Franco-Nevada Mining
Corporation Ltd.                            4.7


*Includes combined holdings.


May 31, 2000   33   Mercury Gold and Mining Fund



IMPORTANT TAX INFORMATION
(UNAUDITED)


The following information summarizes all per share distributions paid by Mercury Gold and Mining Fund during the year ended May 31, 2000.

                                  Domestic    Foreign     Total       Taxes
           Record    Payable   Non-Qualifying  Source    Ordinary    Paid or
            Date       Date        Income      Income     Income    Withheld*

Class I   12/08/99   12/16/99    $.634018    $.125325    $.759343   $.004070

Class A   12/08/99   12/16/99    $.611903    $.120954    $.732857   $.004070

Class B   12/08/99   12/16/99    $.555210    $.109747    $.664957   $.004070

Class C   12/08/99   12/16/99    $.561626    $.111016    $.672642   $.004070

*The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

 Additionally, the Fund paid no long-term capital gains distributions during the year ended May 31, 2000.

 Please retain this information for your records.



May 31, 2000   34   Mercury Gold and Mining Fund



OFFICERS AND DIRECTORS


Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
   Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and
   Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


May 31, 2000   35   Mercury Gold and Mining Fund


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth through investments primarily in stocks of gold mining companies, and to a lesser extent of companies engaged in other mining activities located throughout the world. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Gold and Mining Portfolio of Mercury Asset Management Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio. Prices of gold mining shares are volatile. An investment in this Fund should be considered for diversification reasons and not as a complete investment plan.


Mercury Gold and Mining Fund of
Mercury Asset Management Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


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